UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Gregory F. Niland

Emerging Markets Growth Fund, Inc.

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual report for the year ended June 30, 2020

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from the fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the fund’s website (capitalgroup.com/us/investments/emerging-markets-growth-fund.html); you will be notified by mail and provided with a website link to access the report each time a report is posted.

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform the fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with the fund’s transfer agent or through your financial intermediary.

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets may be subject to risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
5	Investment portfolio
11	Financial statements
14	Notes to financial statements

Fellow investors:

Emerging markets stocks were volatile over the fund’s fiscal year as trade tensions, the widespread outbreak of the coronavirus and the sudden slowdown in the global economy triggered wild fluctuations in equity and commodities prices.

In this environment, the fund outpaced its benchmark by a wide margin. Bolstered by stock selection in China, the value of Emerging Markets Growth Fund increased 2.64% with dividends reinvested for the 12 months ended June 30, 2020, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), fell 3.97%.*

Market review

During the 12-month period, Chinese stocks finished with some of the strongest returns on a global basis. The MSCI China IMI rose 12.49%, led by gains in the health care and information technology sectors. Government officials rolled out a series of targeted measures before and after the COVID-19 outbreak, including easing credit for infrastructure projects, lowering reserve requirements for banks to help boost lending, and cutting taxes for businesses and individuals. After quarantine restrictions were lifted in early April, industrial activity rose as more factories resumed operations and construction activity picked up.

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2020, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund (Class M shares)	–5.33%	2.64%	5.23%	5.14%	3.06%	12.58%
MSCI Emerging Markets IMI (linked index)[2]	–10.09	–3.97	1.35	2.35	3.11	9.52

[1]	Since May 30, 1986.
[2]	MSCI Emerging Markets IMI Index (linked index) is a broad measure of market results for investment companies that invest in developing markets. Returns for the MSCI Emerging Markets IMI Index (linked) were calculated using the International Finance Corporation (IFC) Global Composite Index from May 30, 1986, to December 31, 1987, the MSCI Emerging Markets Index with dividends gross of withholding taxes from January 1, 1988, to December 31, 2000, the MSCI Emerging Markets Index with dividends net of withholding taxes from January 1, 2001 to November 30, 2007, and the MSCI Emerging Markets Investable Market Index with dividends net of withholding taxes thereafter. The index is unmanaged, and therefore has no expenses. Investors cannot invest directly in an index. Results include reinvested dividends and/or distributions but do not reflect the effect of commissions, expenses or U.S. federal income taxes. Source: MSCI.

The total annual fund operating expense ratio is 0.78% for Class M shares as of the most recent fiscal year-end, and is 0.82% including “acquired fund” fees and expenses. The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least September 1, 2021. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Emerging Markets Growth Fund	1

However, given heightened global economic uncertainty, China’s policymakers chose not to set an economic growth target at the annual parliament meeting in late May but did pledge to roll out additional stimulus measures if needed. China reported its gross domestic product rose 3.2% on an annualized basis for the second quarter of 2020, after contracting 6.8% in the first quarter.

Indian equities fell 17.97%. During the second half of 2019, India’s fast-growing economy slowed considerably after a liquidity crunch among nonbank lenders hurt consumer spending and raised concerns about the country’s banking sector. The government also experienced difficulties implementing a new sales tax system, undermining business confidence. Trouble containing the virus was a further setback for India, where the government unveiled a US$267 billion fiscal stimulus package and the central bank slashed its benchmark lending rate to a decade low.

Elsewhere in Asia, Taiwanese stocks surged 21.60% on signs of a rebound in the country’s semiconductor industry. Taiwan is home to many of the world’s leading makers of computer chips and electronic components used in industrial automation, data centers and 5G telecommunications. Indonesian stocks slid 26.68% as the country’s economic outlook dimmed and COVID-19 cases increased, raising questions about the path to recovery.

Commodity-producing countries were hurt by a broad decline in prices for oil and most industrial metals over the period.

Brazilian stocks tumbled 32.36%. While Brazil’s legislature passed a much-needed pension reform bill last October — a major political win for President Jair Bolsonaro — the economy continued to struggle as other business reforms failed to gain traction and the country faced a surge in coronavirus infections. In recent months, Brazil has begun to benefit from China’s demand for oil. Brazil’s legislature also approved an emergency quantitative easing program, and the central bank continued its rate-cutting campaign as first-quarter GDP shrank 1.5% compared with the last three months of 2019.

Russian stocks declined 12.76%. Equity prices were roiled by a steep drop in the price of crude oil, the country’s leading export, reversing solid gains for Russian equities in the second half of 2019.

Portfolio review

Several Chinese companies in the health care sector boosted relative returns, led by Jiangsu Hengrui Medicine, China’s largest pharmaceutical company. Hengrui operates a stable and cash-generative generic drug business, and it has the deepest pipeline of drugs under development among Chinese drugmakers.

Shares of CanSino Biologics surged. The Hong Kong–listed company seeks to develop a COVID-19 vaccine. Another contributor was Hangzhou Tigermed Consulting, a provider of clinical research services to domestic and multinational pharmaceutical companies. All of these companies are seen as potential beneficiaries of increased spending by China’s government to help support the development of the country’s heath care industry.

The investment in Russian technology giant Yandex boosted fund results. Yandex reported solid sales growth in 2019 and during the first quarter of 2020. The company announced plans to operate 100 driverless cars by the end of 2020 and is considering buying Uber Technologies’ stake in Yandex.Taxi, a ride-hailing joint venture between Yandex and Uber. Yandex also raised $1 billion from a private share sale in June.

In contrast, positioning in the consumer discretionary sector detracted from relative returns, mostly among companies in China. A below-index investment in Chinese e-commerce giant Alibaba weighed on returns. While the company encountered logistical issues and slowing demand for some products sold on its platforms during China’s lockdown, Alibaba posted sales growth of 22% during the January-to-March quarter and signaled that retail demand was returning to pre-pandemic levels.

Trip.com, formerly known as Ctrip.com, was hurt by quarantine measures that brought domestic and global travel to a grinding halt. The online travel services company reported a 42% decline in first-quarter sales from the same period in 2019 and forecast an even steeper drop for the second quarter. In late May, Trip. com said travel activity was stabilizing in many of its markets. Lack of investment in JD.com, China’s largest e-commerce company after Alibaba, also detracted from results.

Property developer China Overseas Land & Investment was another significant detractor. The company was hit by a sharp drop in home sales earlier in the year but signaled a pickup in sales during April and May as China’s economy began to normalize. Investment in Asian insurance provider AIA Group also detracted. Country lockdowns negatively impacted the company’s sales volumes.

Outlook

Governments in developing countries have rolled out stimulus packages and central bankers have cut key

2	Emerging Markets Growth Fund

lending rates to help blunt the global economic slowdown. However, a good deal of uncertainty lies ahead for emerging markets, ranging from the pace of China’s economic recovery, to how successful countries can reopen their economies, to the stability of commodities prices. Thus far in 2020, there have been monthly swings in the benchmark indices for many developing countries. And equity prices are likely to be impacted by U.S.-China trade frictions and the run-up to the U.S. presidential election.

In this environment, portfolio managers are more focused on companies that can benefit from domestic consumption and less on those that are more export driven. On a sector basis, approximately 21% of the portfolio is invested in financial stocks. Asian-based insurers selling products to China’s middle class and high-net-worth individuals are core holdings, as well as select banks across Asia and Russia that have the potential to grow their deposit franchises. Within financials, managers also favor companies that operate stock exchanges as a way to gain a certain level of exposure to particular countries. Health care is the fund’s second largest area of investment, making up 18% of the portfolio as of June 30. Health care and biotech companies in China that are either developing new drug treatments or focused on clinical research services are well-represented. Managers remain interested in China’s largest internet services platforms and believe they could continue to benefit from growth of mobile services on hand-held devices.

Investments in select Chinese property developers with strong balance sheets and access to credit are also core holdings. Managers anticipate these companies could benefit from a recovery in demand, low interest rates and potential industry consolidation.

By country, the fund has the largest exposure to China, and the level of concentration was greater than the benchmark as of June 30.

We thank you for the trust you have placed in us and for your continued investment in the fund and look forward to reporting to you again in six months.

Cordially,

Victor D. Kohn
President

August 18, 2020

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travels the world, scrutinizing thousands of companies and keeps a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	3

The value of a long-term investment

How a hypothetical $10,000 investment has grown (for the period December 31, 1987, to June 30, 2020, with distributions reinvested)

This chart shows how a hypothetical $10,000 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets IMI — through June 30, 2020, the end of the fund’s latest fiscal year.

Total returns
(with all distributions reinvested for periods ended June 30, 2020)	Cumulative total returns	Average annual total returns

1 year	2.64%	2.64%
5 years	28.49	5.14
10 years	35.19	3.06

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

*	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000, and with net dividends from January 1, 2001, to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	For the period December 31, 1987 (inception of the MSCI Emerging Markets Index), through June 30, 1988. EMGF began operations on May 30, 1986.

4	Emerging Markets Growth Fund

Investment portfolio June 30, 2020

Industry sector diversification	Percent of net assets

Common stocks 97.86%	Shares	Value (000)
Asia-Pacific 77.36%
China 44.45%
Alibaba Group Holding Ltd.[1,2]	1,919,168	$51,861
CanSino Biologics Inc., Class H1,2	1,525,576	42,177
China Gas Holdings Ltd.[1]	2,219,800	6,836
China Merchants Bank Co., Ltd., Class H1	4,852,500	22,349
China Oilfield Services Ltd., Class H1	3,739,339	3,363
China Overseas Land & Investment Ltd.[1]	17,992,450	54,334
China Overseas Property Holdings Ltd.[1]	4,401,000	4,652
China Resources Gas Group Ltd.[1]	1,506,000	7,329
China Resources Land Ltd.[1]	9,484,787	35,840
China Tower Corp. Ltd., Class H1	27,904,000	4,939
Chongqing Fuling Zhacai Group Co., Ltd., Class A1	128,940	654
ENN Energy Holdings Ltd.[1]	441,000	4,953
Gree Electric Appliances, Inc. of Zhuhai, Class A1	1,226,686	9,862
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	67,500	854
Hangzhou Tigermed Consulting Co., Ltd., Class A1	2,999,022	43,230
Huazhu Group Ltd. (ADR)	602,200	21,107
Hutchison China MediTech Ltd.[1]	21,080	114
Hutchison China MediTech Ltd. (ADR)[2]	1,359,867	37,505
HUYA, Inc. (ADR)[2]	435,900	8,138
IMAX China Holding, Inc.[1]	1,258,129	1,821
Jiangsu Hengrui Medicine Co., Ltd., Class A1	4,834,327	63,113
Kweichow Moutai Co., Ltd., Class A1	45,361	9,388
Legend Biotech Corp., (ADR)[2]	936,775	39,869
Longfor Group Holdings Ltd.[1]	10,650,613	50,730
Meituan Dianping, Class B1,2	396,800	8,814
Midea Group Co., Ltd., Class A1	776,760	6,571
NetEase, Inc.[1]	394,529	6,801
Oneconnect Financial Technology Co., Ltd. (ADR)[2]	1,201,400	21,938
Ping An Insurance (Group) Company of China, Ltd., Class H1	3,409,700	34,053
Poly Property Development Co., Ltd., Class H1	244,400	2,463
Shandong Pharmaceutical Glass Co., Ltd., Class A1,2	243,000	1,994
Tencent Holdings Ltd.[1]	1,566,300	100,609
Trip.com Group Ltd. (ADR)[2]	767,500	19,894
Venustech Group Inc., Class A1	1,048,093	6,238
WuXi Biologics (Cayman) Inc.[1,2]	423,500	7,760
Yeahka Ltd.[1,2]	3,576,000	7,936
Yunnan Energy New Material Co., Ltd., Class A1	597,173	5,595
		755,684

Hong Kong 9.42%
AIA Group Ltd.[1]	5,799,400	53,975
BeiGene, Ltd. (ADR)[2]	254,900	48,023
Cathay Pacific Airways Ltd.[1]	2,723,000	2,635
ESR Cayman Ltd.[1,2]	2,465,800	5,850
Galaxy Entertainment Group Ltd.[1]	3,458,500	23,483

Emerging Markets Growth Fund	5

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong (continued)
Hong Kong Exchanges and Clearing Ltd.[1]	341,400	$14,550
Hua Medicine[1,2]	1,633,000	1,492
Wynn Macau, Ltd.[1]	5,851,029	10,165
		160,173

India 8.45%
Asian Paints Ltd.[1]	192,609	4,331
Avenue Supermarts Ltd.[1,2]	119,140	3,628
Axis Bank Ltd.[1]	76,521	417
Berger Paints India Ltd.[1]	921,866	6,069
Bharti Airtel Ltd.[1]	3,253,584	24,106
Bharti Infratel Ltd.[1]	970,871	2,852
City Union Bank Ltd.[1]	1,842,174	2,976
Godrej Consumer Products Ltd.[1]	314,141	2,885
HDFC Bank Ltd.[1]	1,212,464	17,283
HDFC Bank Ltd. (ADR)	6,300	286
Housing Development Finance Corp. Ltd.[1]	179,909	4,220
ICICI Bank Ltd.[1]	1,337,449	6,200
ICICI Bank Ltd. (ADR)	1,059,770	9,845
Indian Energy Exchange Ltd.[1]	754,858	1,800
Info Edge (India) Ltd.[1]	126,343	4,626
Infosys Ltd.[1]	258,271	2,520
ITC Ltd.[1,2]	259,202	670
Kotak Mahindra Bank Ltd.[1]	721,631	13,023
Maruti Suzuki India Ltd.[1]	65,320	5,077
Nestlé India Ltd.[1]	7,822	1,781
NIIT Technologies Ltd.[1]	352,801	6,593
Reliance Industries Ltd.[1]	290,386	6,563
TeamLease Services Ltd.[1]	287,437	6,399
United Spirits Ltd.[1,2]	795,950	6,272
Varun Beverages Ltd.[1]	347,669	3,148
		143,570

Indonesia 5.63%
Astra International Tbk PT1	18,767,700	6,310
Bank BTPN Syariah Tbk PT1	34,623,859	7,733
Bank Central Asia Tbk PT1	5,515,747	11,000
Bank Mandiri (Persero) Tbk PT1	96,047,708	33,310
Bank Rakyat Indonesia (Persero) Tbk PT1	57,601,900	12,296
Elang Mahkota Teknologi Tbk PT1	34,262,500	11,734
PT Surya Citra Media Tbk[1]	135,652,444	11,073
Semen Indonesia (Persero) Tbk PT1	3,367,900	2,271
		95,727

Philippines 1.49%
Ayala Corp.[1]	677,970	10,585
Bloomberry Resorts Corp.[1]	54,034,364	8,111
International Container Terminal Services, Inc.[1]	3,162,076	6,546
		25,242

Singapore 0.48%
Sea Ltd., Class A (ADR)[2]	3,600	386
Yoma Strategic Holdings Ltd.[1]	34,108,532	7,778
		8,164

South Korea 2.93%
Hugel, Inc.[1,2]	16,038	6,341
Hyundai Motor Co.[1]	3,333	274
NAVER Corp.[1]	38,276	8,584
NHN KCP Corp.[1]	95,817	3,959
Samsung Electronics Co., Ltd.[1]	389,099	17,248
Samsung Electronics Co., Ltd. (GDR)[1,3]	10,121	11,147
SK hynix, Inc.[1]	31,738	2,270
		49,823

6	Emerging Markets Growth Fund

	Shares	Value (000)
Taiwan 3.13%
Delta Electronics, Inc.[1]	729,521	$4,163
Gourmet Master Co. Ltd.[1]	275,000	948
MediaTek Inc.[1]	89,042	1,742
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	4,007,812	42,411
Vanguard International Semiconductor Corp.[1]	1,493,000	3,929
		53,193

Thailand 0.39%
Central Retail Corp. PCL, foreign registered[1,2]	6,129,000	6,582

Vietnam 0.99%
Masan Group Corp.[1,2]	2,875,120	6,704
Vinhomes JSC[1]	3,134,245	10,201
		16,905

Total Asia-Pacific		1,315,063

Eastern Europe and Middle East 8.85%
Hungary 0.32%
Wizz Air Holdings PLC[1,2]	132,209	5,456

Kazakhstan 0.62%
Halyk Savings Bank Of Kazakhstan OJSC (GDR)[1,2,3]	851,693	10,549

Romania 0.03%
OMV Petrom SA1	6,608,773	497

Russian Federation 7.54%
Alrosa PJSC[1]	5,825,496	5,275
Baring Vostok Capital Fund IV Supplemental Fund, LP1,2,4,5,6,7	43,189,451	5,424
Baring Vostok Private Equity Fund IV, LP1,2,4,5,6,7	23,570,820	4,707
Detsky Mir PJSC[1]	5,296,730	7,485
Detsky Mir PJSC[1,3]	3,386,000	4,785
Moscow Exchange MICEX-RTS PJSC[1]	5,487,743	8,726
New Century Capital Partners, LP1,2,4,5,7	5,247,900	291
Rosneft Oil Company PJSC (GDR)[1]	918,400	4,607
Sberbank of Russia PJSC[1,2]	1,811,057	5,158
Sberbank of Russia PJSC (ADR)[1,2]	3,127,700	35,533
TCS Group Holding PLC (GDR)[1,3]	217,997	4,419
TCS Group Holding PLC (GDR)[1]	111,503	2,260
Yandex NV, Class A2	788,535	39,442
		128,112

Slovenia 0.25%
Nova Ljubljanska banka dd (GDR)[1,2]	498,794	4,326

Spain 0.09%
Banco Bilbao Vizcaya Argentaria, SA1	463,038	1,591

Turkey 0.00%
Aktas Elektrik Ticaret AS1,2,4	4,273	—	[8]

Total Eastern Europe and Middle East		150,531

Latin America 8.61%
Argentina 0.48%
Despegar.com, Corp.[2]	332,900	2,390
Loma Negra Compania Industrial Argentina SA (ADR)[2]	1,369,366	5,834
		8,224

Emerging Markets Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Latin America (continued)
Brazil 5.75%
BR Malls Participacoes SA, ordinary nominative	251,400	$466
CCR SA, ordinary nominative	5,491,789	14,643
Cyrela Brazil Realty SA, ordinary nominative	4,248,472	17,851
ENGIE Brasil Energia SA, ordinary nominative (ADR)	6	—	[8]
Estre Ambiental Inc.[3]	591,120	24
Gerdau SA (ADR)	932,600	2,761
Hypera SA, ordinary nominative	2,114,917	12,951
Lojas Americanas SA, ordinary nominative	787,577	3,949
Nexa Resources SA	574,000	3,811
OdontoPrev SA, ordinary nominative	712,200	1,864
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	3,988,200	32,982
Vale SA, ordinary nominative	267,427	2,750
Vale SA, ordinary nominative (ADR)	359,923	3,711
		97,763

Chile 0.12%
Enel Américas SA	408,012	62
Enel Américas SA (ADR)	259,697	1,950
		2,012

Mexico 1.70%
América Móvil, SAB de CV, Series L (ADR)	1,205,846	15,302
Bolsa Mexicana de Valores, SAB de CV, Series A	6,105,600	11,428
Fomento Económico Mexicano, SAB de CV	340,100	2,108
		28,838

Peru 0.56%
Credicorp Ltd.	71,100	9,504

Total Latin America		146,341

Other markets 1.53%
Belgium 0.03%
Anheuser-Busch InBev SA/NV1	10,447	515

Netherlands 0.02%
Prosus NV1,2	4,237	393

United Kingdom 0.67%
Airtel Africa PLC[1]	7,245,400	5,604
British American Tobacco PLC[1]	110,100	4,230
Sedibelo Platinum Mines Ltd.[1,2,4]	17,665,800	1,540
		11,374

United States 0.81%
MercadoLibre, Inc.[2]	11,872	11,703
Philip Morris International Inc.	14,100	988
Samsonite International SA1,2	961,665	976
		13,667

Total Other markets		25,949

Africa 1.51%
Federal Republic of Nigeria 0.39%
Guaranty Trust Bank PLC[1]	134,690,960	6,600

8	Emerging Markets Growth Fund

	Shares	Value (000)
South Africa 1.12%
AngloGold Ashanti Ltd.[1]	188,344	$5,530
Discovery Ltd.[1]	2,060,209	12,404
Naspers Ltd., Class N1	6,163	1,125
		19,059

Total Africa		25,659

Total common stocks (cost: $1,257,156,000)		1,663,543

Preferred securities 0.59%
Latin America 0.59%
Brazil 0.59%
Azul SA, preferred nominative (ADR)[2]	237,907	2,660
GOL Linhas Aéreas Inteligentes SA, preferred nominative[2]	569,400	1,942
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)	535,000	3,627
Lojas Americanas SA, preferred nominative	268,364	1,588
Petróleo Brasileiro SA (Petrobras), preferred nominative	67,000	266
		10,083

Total preferred securities (cost: $11,795,000)		10,083

Short-term securities 1.19%
Money market investments 1.19%
Capital Group Central Cash Fund 0.18%[9]	202,291	20,231

Total short-term securities (cost: $20,230,000)		20,231
Total investment securities 99.64% (cost: $1,289,181,000)		1,693,857
Other assets less liabilities 0.36%		6,106

Net assets 100.00%		$1,699,963

Forward currency contracts
Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2020 (000)
USD3,737	BRL18,776	JPMorgan Chase	7/15/2020	$ 287

Emerging Markets Growth Fund	9

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. When held, Capital International Private Equity Fund IV, LP was considered an affiliate since this issuer had the same investment adviser as the fund. Further details on this holding and related transactions during the year ended June 30, 2020, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2020 (000)
Common stocks 0.00%
Other markets 0.00%
United States 0.00%
Capital International Private Equity Fund IV, LP2,10	50,842,740	14,506	50,857,246	—	$(7,005)	$6,991	$—	$—

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $1,258,078,000, which represented 74.01% of the net assets of the fund. This amount includes $1,246,116,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $30,924,000, which represented 1.82% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Amount less than one thousand.
[9]	Rate represents the seven-day yield at 6/30/2020.
[10]	Unaffiliated issuer at 6/30/2020.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007-8/29/2019	$31,625	$5,424	.32%
Baring Vostok Private Equity Fund IV, LP	4/25/2007-8/29/2019	15,428	4,707	.28
New Century Capital Partners, LP	12/7/1995	—	291	.02
Total private placement securities		$47,053	$10,422	.62%

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

GDR = Global Depositary Receipts

USD/$ = U.S. dollars

See notes to financial statements.

10	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities
at June 30, 2020	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $1,289,181)		$1,693,857
Cash		226
Cash denominated in currencies other than U.S. dollars (cost: $1,124)		1,125
Unrealized appreciation on open forward currency contracts		287
Receivables for:
Sales of investments	$1,377
Sales of fund’s shares	650
Services provided by related parties	81
Dividends	6,174
Other	14	8,296
		1,703,791
Liabilities:
Payables for:
Purchases of investments	4
Repurchases of fund’s shares	693
Investment advisory services	1,071
Directors’ deferred compensation	1,333
Non-U.S. taxes	661
Other	66	3,828
Net assets at June 30, 2020		$1,699,963

Net assets consist of:
Capital paid in on shares of capital stock		$1,269,364
Total distributable earnings		430,599
Net assets at June 30, 2020		$1,699,963

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock – 2,000,000 shares,
$.01 par value (217,715 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$1,629,026	208,613	$7.81
Class F-3	70,927	9,101	7.79
Class R-6	10	1	7.79

See notes to financial statements.

Emerging Markets Growth Fund	11

Statement of operations
for the year ended June 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,954)	$31,957
Interest (net of non-U.S. taxes of $19)	2,676	$34,633
Fees and expenses*:
Investment advisory services	14,619
Transfer agent services	4
Administrative services	17
Reports to shareholders	17
Registration statement and prospectus	68
Directors’ compensation	206
Auditing and legal	364
Custodian	853
State and local taxes	1
Other	68
Total fees and expenses before reimbursements	16,217
Less miscellaneous fee reimbursements	1,300
Total fees and expenses after reimbursements		14,917
Net investment income		19,716

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	63,479
Affiliated issuers	(7,005)
Forward currency contracts	1,101
In-kind redemptions	96,696
Currency transactions	(626)	153,645
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $417):
Unaffiliated issuers	(138,057)
Affiliated issuers	6,991
Forward currency contracts	287
Currency translations	(94)	(130,873)
Net realized gain and unrealized depreciation		22,772

Net increase in net assets resulting from operations		$42,488

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

12	Emerging Markets Growth Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended June 30,
	2020	2019
Operations:
Net investment income	$19,716	$28,113
Net realized gain	153,645	97,849
Net unrealized depreciation	(130,873)	(34,071)
Net increase in net assets resulting from operations	42,488	91,891

Distributions paid to shareholders	(108,460)	(47,816)

Net capital share transactions	(488,623)	(282,868)

Total decrease in net assets	(554,595)	(238,793)

Net assets:
Beginning of year	2,254,558	2,493,351
End of year	$1,699,963	$2,254,558

See notes to financial statements.

Emerging Markets Growth Fund	13

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None

*	Class M shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

14	Emerging Markets Growth Fund

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation

Emerging Markets Growth Fund	15

Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$206,991	$1,108,072	$—	$1,315,063
Eastern Europe and Middle East	39,442	100,667	10,422	150,531
Latin America	146,341	—	—	146,341
Other markets	12,691	11,718	1,540	25,949
Africa	—	25,659	—	25,659
Preferred securities	10,083	—	—	10,083
Short-term securities	20,231	—	—	20,231
Total	$435,779	$1,246,116	$11,962	$1,693,857

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$287	$—	$287

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

16	Emerging Markets Growth Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt or corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Emerging Markets Growth Fund	17

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $4,867,000.

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$287	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,101	Net unrealized appreciation on forward currency contracts	$287

Collateral — The fund either receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
JPMorgan Chase	$287	$—	$—	$(287)	$—

*	Collateral is shown on a settlement basis.

18	Emerging Markets Growth Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2020, the fund reclassified $103,608,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$10,212
Undistributed long-term capital gains	18,617
Gross unrealized appreciation on investments	547,249
Gross unrealized depreciation on investments	(143,742)
Net unrealized appreciation on investments	403,507
Cost of investments	1,290,637

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended June 30, 2020			Year ended June 30, 2019
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class M	$27,756	$76,700	$104,456	$27,966		$19,452		$47,418
Class F-3	978	2,741	3,719	233		165		398
Class R-6	75	210	285	—	*	—	*	—	*
Total	$28,809	$79,651	$108,460	$28,199		$19,617		$47,816

*	Amount less than one thousand.

Emerging Markets Growth Fund	19

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.900% on the first $400 million of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the year ended June 30, 2020, the investment advisory services fee was $14,619,000, which was equivalent to an annualized rate of 0.772% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CIInc, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. Administrative services are provided by CIInc and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to Class F-3 and R-6 shares. Currently the fund pays CIInc an administrative services fee at the annual rate of 0.03% of daily net assets attributable to Class F-3 and R-6 shares for CIInc’s provision of administrative services.

For the year ended June 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

	Transfer agent		Administrative
Share class	services		services
Class M	$4		$—
Class F-3	—	*	16
Class R-6	—	*	1
Total class-specific expenses	$4		$17

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $206,000 in the fund’s statement of operations reflects $202,000 in current fees and a net increase of $4,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by Capital Research and Management Company (“CRMC”), an affiliate of CIInc. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

20	Emerging Markets Growth Fund

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $10,702,000 and $22,692,000, respectively, which generated $4,935,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2020.

8. Committed line of credit

The fund participates with other funds managed by CIInc (or funds managed by certain affiliates of CIInc) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended June 30, 2020.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended June 30, 2020

Class M	$16,915	2,306	$85,790	10,449	$(615,606)	(78,299)	$(512,901)	(65,544)
Class F-3	29,666	3,687	3,163	386	(3,699)	(478)	29,130	3,595
Class R-6	—	—	284	34	(5,136)	(620)	(4,852)	(586)
Total net increase (decrease)	$46,581	5,993	$89,237	10,869	$(624,441)	(79,397)	$(488,623)	(62,535)

Year ended June 30, 2019

Class M	$21,523	2,871	$28,987	4,147	$(373,413)	(48,754)	$(322,903)	(41,736)
Class F-3	37,369	4,983	367	52	(2,451)	(333)	35,285	4,702
Class R-6	4,750	586	—	—	—	—	4,750	586
Total net increase (decrease)	$63,642	8,440	$29,354	4,199	$(375,864)	(49,087)	$(282,868)	(36,448)

*	Includes exchanges between share classes of the fund.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $728,256,000 and $1,244,486,000, respectively, during the year ended June 30, 2020.

Emerging Markets Growth Fund	21

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of year	Net investment income[2,3]	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[4]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements[5,6]		Ratio of expenses to average net assets after reimbursements[4,5,6]		Ratio of net income to average net assets[2,3,4]
Class M:
6/30/2020	$8.06	$.08	$.16		$.24	$(.13)	$(.36)	$(.49)	$7.81	2.64%		$1,629		.86%		.78%		1.04%
6/30/2019	7.87	.09	.25		.34	(.09)	(.06)	(.15)	8.06	4.71		2,206		.84		.84		1.25
6/30/2018	7.34	.09	.53		.62	(.09)	—	(.09)	7.87	8.43		2,487		.87		.87		1.06
6/30/2017	5.92	.09	1.40		1.49	(.07)	—	(.07)	7.34	25.43		2,545		.85		.85		1.40
6/30/2016	6.94	.08	(.93)		(.85)	(.17)	—	(.17)	5.92	(12.09)		2,740		.78		.78		1.44
Class F-3:
6/30/2020	8.05	.08	.15		.23	(.13)	(.36)	(.49)	7.79	2.49		71		.89		.89		1.00
6/30/2019	7.87	.14	.19		.33	(.09)	(.06)	(.15)	8.05	4.55		44		.88		.88		1.79
6/30/2018[7,8]	7.82	.11	.03		.14	(.09)	—	(.09)	7.87	1.77	[9]	6		.88	[10]	.88	[10]	1.59	[10]
Class R-6:
6/30/2020	8.05	.06	.17		.23	(.13)	(.36)	(.49)	7.79	2.48		—	[11]	.91		.91		.71
6/30/2019	7.86	.33	—	[12]	.33	(.08)	(.06)	(.14)	8.05	4.60		5		.90		.90		4.20
6/30/2018[7,8]	7.82	.07	.06		.13	(.09)	—	(.09)	7.86	1.59	[9]	—	[11]	1.07	[10]	.92	[10]	.99	[10]

	Year ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	40%	38%	37%	46%	48%[14]

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2020, this reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class M net investment income per share and ratio of net income to average net assets would have been lower by $.01 and .12 percentage points, respectively. The impact to other share classes would have been similar.
[3]	For the year ended June 30, 2017, this reflects the impact of European Union tax reclaims received that resulted in an increase to net investment income. Had the reclaims not been paid, the Class M net investment income per share and ratio of net income to average net assets would have been lower by $.02 and .34 percentage points, respectively.
[4]	This column reflects the impact, if any, of certain reimbursements from CIInc. During some of the periods shown, CIInc reimbursed a portion of miscellaneous fees and expenses and paid a portion of the fund’s transfer agent services fees.
[5]	This ratio does not include acquired fund fees and expenses.
[6]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[7]	Based on operations for a period that is less than a full year.
[8]	Class F-3 and R-6 shares began investment operations on September 1, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Amount less than $1 million.
[12]	Amount less than $.01.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[14]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See notes to financial statements.

22	Emerging Markets Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Emerging Markets Growth Fund, Inc. (the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
August 18, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Emerging Markets Growth Fund	23

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2020, through June 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	Emerging Markets Growth Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	1/1/2020	6/30/2020	during period*	expense ratio
Class M – actual return	$1,000.00	$946.67	$3.78	.78%
Class M – assumed 5% return	1,000.00	1,020.98	3.92	.78
Class F-3 – actual return	1,000.00	945.39	4.30	.89
Class F-3 – assumed 5% return	1,000.00	1,020.44	4.47	.89
Class R-6 – actual return	1,000.00	945.39	5.37	1.11
Class R-6 – assumed 5% return	1,000.00	1,019.34	5.57	1.11

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2020:

Long-term capital gains	$18,617,000
Foreign taxes	$0.003 per share
Foreign source income	$0.20 per share
Qualified dividend income	100%
Corporate dividends received deduction	$19,000
U.S. government income that may be exempt from state taxation	$248,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

Emerging Markets Growth Fund	25

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital International, Inc. (the “investment adviser”) for an additional one-year term through July 31, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of the investment adviser and the Capital Group organization; the resources and systems the investment adviser devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of the investment adviser’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large complex of funds. The board considered the risks assumed by the investment adviser in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by the investment adviser have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through December 31, 2019. On the basis of this evaluation and the Board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that the investment adviser’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by the investment adviser to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by the investment adviser and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the investment adviser by the fund.

26	Emerging Markets Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that the investment adviser and its affiliates receive as a result of the investment adviser’s relationship with the fund, including fees for administrative services provided to the investment adviser; fees paid to the investment adviser’s affiliated transfer agent; and possible ancillary benefits to the investment adviser and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed the investment adviser’s portfolio trading practices, noting that through December 31, 2018, the investment adviser benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the investment adviser by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered the investment adviser’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for the investment adviser’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared Capital Group’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the investment adviser’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between the investment adviser and the fund’s shareholders.

Emerging Markets Growth Fund	27

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28	Emerging Markets Growth Fund

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Emerging Markets Growth Fund	29

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30	Emerging Markets Growth Fund

Board of directors and other officers

Independent directors1

Name, year of birth and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Joseph C. Berenato, 1946	2016	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Vanessa C. L. Chang, 1952 Chairman of the Board (Independent and Non-Executive)	2016	Former Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
James G. Ellis, 1947	2019	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google; AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of California; former Director, First Descents	9	None
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	9	None
William D. Jones, 1955	2019	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy

Interested director5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
John S. Armour, 1957 Trustee	2019	President, Private Client Services Division, Capital Bank and Trust Company	9	None

Emerging Markets Growth Fund	31

Other officers

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Victor D. Kohn, 1957 President	1996	President and Director, Capital International, Inc.;
Partner — Capital International Investors, Capital Research and Management Company;[6]
		Partner — Capital International Investors, Capital Bank and Trust Company[6]
Eu-Gene Cheah, 1965 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.
F. Chapman Taylor, 1959 Senior Vice President	2011	Partner — Capital International Investors, Capital Research and Management Company[6]
Timothy W. McHale, 1978 Vice President	2016	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[6] Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2016	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company,[6]
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company[6]
Susan K. Countess, 1966 Assistant Secretary	2016	Associate — Fund Business Management Group, Capital Research and Management Company[6]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company[6]
Kyle J. Ilsley, 1980 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling (800) 421-4989.

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital International, Inc. or its affiliates.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or affiliated entities (including the fund’s principal underwriter).
[6]	Company affiliated with Capital International, Inc.

32	Emerging Markets Growth Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital International, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after September 30, 2020, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	EMGF

Registrant:
a) Audit Fees:

Audit	2019	243,000
	2020	1,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	None
	2020	16,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None
	2020	14,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	16,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $15,000 for fiscal year 2019 and $46,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn________________
Victor D. Kohn, President and Principal Executive Officer

Date: August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Victor D. Kohn_____________
Victor D. Kohn, President and Principal Executive Officer

Date: August 31, 2020

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 31, 2020